UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
January 12, 2007
(Date of earliest event reported)

SPACEHAB, Incorporated
(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

12130 State Highway 3, Building 1
Webster, Texas  77598
(Address of principal executive offices, including zip code)

(713) 558-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant

(1)                 Previous Independent Registered Public Accounting Firm

(i)                   On January 12, 2007, SPACEHAB Incorporated (the “Company”) dismissed Grant Thornton LLP as the independent registered public accounting firm of the Company.

(ii)                 The reports of Grant Thornton LLP on the financial statements of the Company for each of the past two fiscal years ended June 30, 2006 and 2005, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)                The decision to change independent registered public accounting firms was made by the Audit Committee of the Company’s Board of Directors.

(iv)               During the Company’s two most recent fiscal years and in the subsequent interim periods, the Company has had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the matter in their report.

(v)                 During the Company’s two most recent fiscal years and in the subsequent interim periods, the Company has had no reportable events (as that term is described in Item 304 (a) (1) (v) of Regulation S-K).

(2)                 Engagement of New Accountants

(i)                   On January 12, 2007, the Board of Directors of the Company, acting through its Audit Committee, approved the appointment of PMB Helin Donovan, LLP as its new independent registered public accounting firm for the fiscal year ended June 30, 2007.

(ii)                 Prior to the engagement of PMB Helin Donovan, LLP, the Company had not consulted with PMB Helin Donovan, LLP during its two most recent fiscal years and through the date of this report in any matter regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice were provided that PMB Helin Donovan, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of either a disagreement or a reportable event described in Paragraph (1) (v) above.

(3)                 The Company has provided Grant Thornton LLP with a copy of the foregoing disclosures.  The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated January 18, 2007, is filed as Exhibit 16 to this Form 8-K.

On January 19, 2007 the Company filed a press release announcing this event.  A copy of the Company’s press release is attached as exhibit 99.1 and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Title of Document

16	Letter provided by Grant Thornton LLP dated January 18, 2007 pursuant to Item 304(a)(3) of Regulation S-K
99.1	Press release dated January 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

January 19, 2007	By:	/s/ Brian K. Harrington
Brian K. Harrington
Sr. Vice President and Chief Financial Officer